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                                AMENDMENT NO. 1
                                       TO
                            SHELTER OPTION AGREEMENT


     This Amendment No. 1 to the Shelter Option Agreement (this "Amendment") is entered into as of the 17th day of June, 1997 by and among Insignia Financial Group, Inc. ("IFG"), SP IV Acquisition, L.L.C. ("SPIV"), Market Ventures, L.L.C. ("Market Ventures"), Liquidity Assistance L.L.C. ("LAC") and Insignia Properties, L.P. (the "Partnership").

     WHEREAS, SPIV, Market Ventures, LAC and the Partnership have entered into that certain Shelter Option Agreement dated as of December 30, 1996 (the "Agreement");

     WHEREAS, IFG has acquired four thousand two hundred and sixty-three (4,263) units of limited partnership interest of Shelter Properties IV Limited Partnership and desires to grant the Partnership an option to acquire such units under the terms of the Agreement;

     NOW, THEREFORE, in consideration of the premises and the desire of the parties to amend the Agreement to provide for the granting to the Partnership of the option described above, the parties hereby agree as follows:

          1. The term "Unitholder" in the Agreement is hereby amended to include IFG.

          2. The term "Units" in the Agreement is hereby amended to include the 4,263 units of limited partnership interest of Shelter Properties IV Limited Partnership currently owned by IFG.

          3. Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                     "Each Unitholder hereby grants to the
                     Partnership the option to acquire the Units owed by such Unitholder for an aggregate for all of the Units of 985,466 LP Units of the Partnership ("LP Units") all of which shall be issued to IFG. The option may be exercised by the Partnership, in whole or in part, at any time or from time to time on or before December 31, 1997."

           4. Except as described herein, the Agreement is not amended, waived or modified in any way and shall continue to be in full force and effect.

           5. This Amendment may be signed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, each of IFG, SPIV, Market Ventures, LAC and the
Partnership has caused this Amendment to be duly executed on its behalf as of the date first above written.


                                  SP IV Acquisition, L.L.C.

                                  By: Insignia Financial Group, Inc.,
                                      Member

                                  By:_________________________________________
                                              John K. Lines
                                              General Counsel

                                  Market Ventures, L.L.C.

                                  By:_________________________________________
                                              John K. Lines
                                              Vice President

                                  Liquidity Assistance L.L.C.

                                  By:_________________________________________
                                              John K. Lines
                                              Vice President

                                  Insignia Financial Group, Inc.

                                  By:_________________________________________
                                              John K. Lines
                                              General Counsel

                                  Insignia Properties, L.P.

                                  By: Insignia Properties Trust,
                                      its General Partner

                                  By:_________________________________________
                                              Jeffrey P. Cohen
                                              Vice President



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